UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12 | 31 | 15

Annual report

Putnam VT Small Cap Value Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

Capital appreciation

Net asset value December 31, 2015

Class IA: $14.16	Class IB: $13.99

Total return at net asset value

			Russell 2000
(as of 12/31/15)	Class IA shares*	Class IB shares*	Value Index

1 year	–3.90%	–4.24%	–7.47%

5 years	56.80	54.78	44.72
Annualized	9.41	9.13	7.67

10 years	63.27	59.23	72.03
Annualized	5.02	4.76	5.57

Life	316.21	299.77	298.72
Annualized	8.93	8.67	8.65

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Small Cap Value Fund 1

Report from your fund’s manager

What was the market environment like for the small-cap value investors during 2015?

The U.S. economy continued to strengthen during the course of 2015, reflected by improvements in employment, housing, and other economic metrics. However, global equity markets were volatile as investors weighed a dynamic confluence of factors, including the strong U.S. dollar, low crude prices, the Greek debt crisis, and slower growth in China. The third quarter was especially noteworthy, when the People’s Bank of China unexpectedly devalued the Chinese yuan.

Small-cap stocks rebounded in October in response to stimulative global central bank policy. The rally continued into November, when the asset class outperformed larger-cap stocks. Given their global reach, large-cap stocks were more susceptible to the economic slowdown in China and other emerging markets, as well as to low commodity prices and a strong U.S. dollar that diminished the value of revenue collected overseas. Accordingly, several high-profile global corporations announced disappointing third-quarter earnings.

New headwinds emerged in December, affecting the performance of all stocks. Weakness in the energy and commodity-related sectors spread to other sectors of the market. On December 16, the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates and raised its short-term benchmark rate. Investors initially cheered the rate hike, which reflected the Fed’s confidence in the U.S. economy. However, the final weeks of 2015 saw increased volatility and a “risk-off” flight to safe havens, as investors considered the slump in commodity prices, troubles in the high-yield market, continued weakness in China and in emerging markets, and the future pace of Fed rate increases.

How did Putnam VT Small Cap Value Fund perform for the 12-month reporting period ended December 31, 2015?

In a challenging market environment, class IA shares outperformed their benchmark, the Russell 2000 Value Index, by a considerable margin. In keeping with our bottom-up, research-driven investment process, I continued to select stocks based on their fundamental characteristics rather than macroeconomic or sector-level expectations.

Stock selection within the financials, consumer discretionary, energy, industrials, and consumer staples sectors contributed positively to the fund’s benchmark-relative performance. Dampening those positive results were negative results from stock selection within the information technology, materials, utilities, health-care, and telecommunication services sectors. Sector allocation effects, a residual of the investment process, were slightly negative.

Top contributors to the fund’s performance included Smith & Wesson, which saw increased sales in response to discussions about stricter gun control laws, and several financial holdings, including StanCorp Financial Group and Walker & Dunlop. Leading detractors from performance included health-care companies Pernix Therapeutics [sold by period’s end] and Everyday Health, which sold off as investors reacted to the scrutiny of drug pricing during the presidential campaign and took profits from a year-long rally. The fund’s investments in the energy sector had a positive effect on performance. While an overweight exposure to the sector detracted from performance, positive stock selection effects within the sector added value. Nevertheless, some companies within the sector, such as oil and gas exploration and production company Stone Energy, which was sold by period’s end, weighed on performance as oversupply depressed crude oil prices to multiyear lows, and energy companies were among the top detractors to overall performance for the reporting period.

What is your outlook for small-cap stocks as 2016 begins?

As we head into 2016, I believe that volatility may persist as we face a few headwinds, including concerns over struggling emerging markets, particularly China. At the same time, however, the U.S. economy has been strengthening, unemployment is at its lowest rate in years, and consumer spending has increased, thanks in part to lower commodity costs.

U.S. small-cap stocks may not be immune to global market factors in the coming months. However, as we saw in 2015, market volatility can create compelling investment opportunities. Small-cap stocks had the steepest losses during a market correction in the summer of 2015. On the heels of a selloff come opportunities for investors with patience and a commitment to fundamental research, in my view. With valuations at levels I believe are more reasonable, I will continue to look for what, in my view, are inexpensively priced, quality companies that either possess some sort of overlooked catalyst with the potential to drive stock prices higher or that are improving businesses. In particular, I believe that compelling opportunities might be available in the biotech-nology sector, which suffered in the wake of U.S. presidential election rhetoric around prescription drug costs, or in the beaten down energy sector.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

2 Putnam VT Small Cap Value Fund

Your fund’s manager

Portfolio Manager Eric N. Harthun, CFA, joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Small Cap Value Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	1.03%	1.28%

Annualized expense ratio for the six-month period
ended 12/31/15†	0.76%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.27%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.69	$4.90	$3.87	$5.14

Ending value
(after expenses)	$926.70	$924.70	$1,021.37	$1,020.11

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Small Cap Value Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2016

Putnam VT Small Cap Value Fund 5

The fund’s portfolio 12/31/15

COMMON STOCKS (89.8%)*	Shares	Value

Aerospace and defense (1.0%)
Engility Holdings, Inc.	32,300	$1,049,104

Vectrus, Inc. †	24,300	507,627

		1,556,731
Air freight and logistics (0.8%)
Atlas Air Worldwide Holdings, Inc. † S	15,500	640,770

Park-Ohio Holdings Corp.	16,985	624,708

		1,265,478
Airlines (0.5%)
SkyWest, Inc.	40,300	766,506

		766,506
Auto components (1.7%)
Goodyear Tire & Rubber Co. (The)	40,200	1,313,334

Stoneridge, Inc. †	85,554	1,266,199

		2,579,533
Banks (14.2%)
Ameris Bancorp S	30,391	1,032,990

Banc of California, Inc.	69,306	1,013,254

Berkshire Hills Bancorp, Inc.	38,800	1,129,468

BNC Bancorp	33,800	857,844

Chemical Financial Corp.	39,793	1,363,706

Eagle Bancorp, Inc. †	7,240	365,403

First Connecticut Bancorp, Inc.	28,300	492,703

First Merchants Corp.	35,200	894,784

Franklin Financial Network, Inc. †	32,732	1,027,130

Fulton Financial Corp.	48,800	634,888

Great Western Bancorp, Inc.	31,500	914,130

Hanmi Financial Corp.	38,600	915,592

Lakeland Financial Corp.	17,800	829,836

OFG Bancorp (Puerto Rico)	78,473	574,422

Old National Bancorp	75,600	1,025,136

Pacific Premier Bancorp, Inc. †	43,400	922,250

Popular, Inc. (Puerto Rico)	21,620	612,711

ServisFirst Bancshares, Inc. S	11,596	551,158

Simmons First National Corp. Class A	12,540	644,054

Southside Bancshares, Inc. S	29,800	715,796

Sterling Bancorp	41,200	668,264

Tristate Capital Holdings, Inc. †	75,313	1,053,629

WesBanco, Inc.	24,500	735,490

Western Alliance Bancorp †	14,300	512,798

Wintrust Financial Corp.	18,200	883,064

Yadkin Financial Corp.	33,300	838,161

		21,208,661
Beverages (0.6%)
Cott Corp. (Canada)	79,569	874,463

		874,463
Biotechnology (1.3%)
Eagle Pharmaceuticals, Inc. † S	12,100	1,072,907

Emergent BioSolutions, Inc. †	21,003	840,330

		1,913,237
Building products (2.0%)
CaesarStone Sdot-Yam, Ltd. (Israel) † S	14,255	617,812

Continental Building Products, Inc. †	51,342	896,431

NCI Building Systems, Inc. †	47,972	595,333

PGT, Inc. †	79,941	910,528

		3,020,104
Capital markets (0.5%)
OM Asset Management PLC (United Kingdom)	52,205	800,303

		800,303

COMMON STOCKS (89.8%)* cont.	Shares	Value

Chemicals (2.8%)
American Vanguard Corp.	65,200	$913,452

Ferro Corp. †	77,200	858,464

Kraton Performance Polymers, Inc. †	39,800	661,078

Minerals Technologies, Inc.	14,195	650,983

Olin Corp.	32,600	562,676

Orion Engineered Carbons SA (Luxembourg)	42,700	538,020

		4,184,673
Commercial services and supplies (2.5%)
ARC Document Solutions, Inc. †	110,200	487,084

Deluxe Corp.	18,000	981,720

Ennis, Inc.	37,306	718,141

Knoll, Inc.	41,500	780,200

Pitney Bowes, Inc.	34,700	716,555

		3,683,700
Communications equipment (0.1%)
Novatel Wireless, Inc. † S	51,620	86,205

		86,205
Construction and engineering (2.1%)
EMCOR Group, Inc.	22,100	1,061,684

Granite Construction, Inc.	19,500	836,745

MasTec, Inc. †	51,700	898,546

Orion Marine Group, Inc. †	69,200	288,564

		3,085,539
Consumer finance (1.0%)
Encore Capital Group, Inc. † S	29,500	857,860

PRA Group, Inc. † S	17,400	603,606

		1,461,466
Diversified consumer services (0.6%)
Carriage Services, Inc.	34,800	838,680

		838,680
Electric utilities (3.2%)
ALLETE, Inc. S	18,400	935,272

IDACORP, Inc.	28,500	1,938,000

PNM Resources, Inc.	33,100	1,011,867

Portland General Electric Co.	23,600	858,332

		4,743,471
Electrical equipment (0.6%)
General Cable Corp.	63,700	855,491

		855,491
Electronic equipment, instruments, and components (2.1%)
Neonode, Inc. † S	157,600	398,728

Newport Corp. †	55,900	887,133

SuperCom, Ltd. (Israel) †	83,389	435,291

SYNNEX Corp. S	7,300	656,489

TTM Technologies, Inc. †	122,500	797,475

		3,175,116
Energy equipment and services (2.0%)
Core Laboratories NV S	7,300	793,802

Independence Contract Drilling, Inc. † S	48,656	245,713

Key Energy Services, Inc. † S	203,244	97,984

Matrix Service Co. †	51,400	1,055,756

Patterson-UTI Energy, Inc.	42,400	639,392

Tidewater, Inc. S	12,536	87,251

		2,919,898
Food and staples retail (0.5%)
SpartanNash Co.	34,440	745,282

		745,282
Food products (0.8%)
B&G Foods, Inc. S	8,700	304,674

Sanderson Farms, Inc. S	11,000	852,720

		1,157,394
Gas utilities (0.6%)
Southwest Gas Corp.	16,731	922,882

		922,882

6 Putnam VT Small Cap Value Fund

COMMON STOCKS (89.8%)* cont.	Shares	Value

Health-care equipment and supplies (0.6%)
Alere, Inc. †	17,300	$676,257

Lantheus Holdings, Inc. †	67,012	226,501

		902,758
Health-care providers and services (1.2%)
Air Methods Corp. † S	23,500	985,355

Ensign Group, Inc. (The)	37,928	858,311

		1,843,666
Hotels, restaurants, and leisure (0.5%)
ClubCorp Holdings, Inc.	44,800	818,496

		818,496
Household durables (0.9%)
Century Communities, Inc. †	46,600	825,286

WCI Communities, Inc. †	21,515	479,354

		1,304,640
Independent power and renewable electricity producers (0.3%)
Dynegy, Inc. †	35,400	474,360

		474,360
Insurance (8.0%)
Allied World Assurance Co. Holdings AG	30,700	1,141,733

American Financial Group, Inc.	17,543	1,264,499

AMERISAFE, Inc.	18,800	956,920

Employers Holdings, Inc.	29,800	813,540

Endurance Specialty Holdings, Ltd.	14,500	927,855

Hanover Insurance Group, Inc. (The)	16,800	1,366,512

Maiden Holdings, Ltd. (Bermuda) S	80,900	1,206,219

National General Holdings Corp.	48,400	1,058,024

Patriot National, Inc. † S	3,722	24,975

Reinsurance Group of America, Inc.	15,573	1,332,270

StanCorp Financial Group, Inc.	5,500	626,340

Validus Holdings, Ltd.	25,714	1,190,301

		11,909,188
Internet and catalog retail (0.6%)
FTD Cos., Inc. †	35,900	939,503

		939,503
Internet software and services (2.8%)
Everyday Health, Inc. †	104,800	630,896

GTT Communications, Inc. †	38,900	663,634

j2 Global, Inc.	12,500	1,029,000

Monster Worldwide, Inc. †	156,529	896,911

Web.com Group, Inc. †	45,000	900,450

		4,120,891
IT Services (1.9%)
Convergys Corp. S	47,500	1,182,275

Everi Holdings, Inc. †	140,000	614,600

Perficient, Inc. †	63,500	1,087,120

		2,883,995
Leisure products (0.6%)
Smith & Wesson Holding Corp. †	38,000	835,240

		835,240
Machinery (0.6%)
Briggs & Stratton Corp.	55,500	960,150

		960,150
Media (1.4%)
Live Nation Entertainment, Inc. †	26,500	651,105

Madison Square Garden Co. (The) Class A †	2,166	350,459

MDC Partners, Inc. Class A	45,350	985,002

MSG Networks, Inc. †	6,500	135,200

		2,121,766
Metals and mining (0.4%)
Ferroglobe PLC (United Kingdom)	58,540	629,305

		629,305
Multi-utilities (1.2%)
Avista Corp.	48,731	1,723,615

		1,723,615

COMMON STOCKS (89.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels (4.3%)
Aegean Marine Petroleum Network, Inc. (Greece) S	99,817	$834,470

Bill Barrett Corp. † S	31,600	124,188

Callon Petroleum Co. †	76,369	636,917

Energen Corp.	13,893	569,474

EP Energy Corp. Class A † S	50,300	220,314

Gulfport Energy Corp. †	19,300	474,201

Memorial Resource Development Corp. † S	48,300	780,045

PBF Energy, Inc. Class A	29,600	1,089,576

Ring Energy, Inc. † S	54,508	384,281

Scorpio Tankers, Inc.	127,506	1,022,598

SM Energy Co.	11,401	224,144

		6,360,208
Pharmaceuticals (0.8%)
Lannett Co., Inc. † S	23,000	922,760

POZEN, Inc. †	32,100	219,243

		1,142,003
Professional services (1.8%)
Heidrick & Struggles International, Inc.	42,600	1,159,572

Kforce, Inc.	24,300	614,304

On Assignment, Inc. †	20,000	899,000

		2,672,876
Real estate investment trusts (REITs) (6.5%)
American Assets Trust, Inc.	20,720	794,612

CBL & Associates Properties, Inc.	43,100	533,147

Cherry Hill Mortgage Investment Corp.	28,981	376,753

Colony Capital, Inc. Class A	39,700	773,356

Education Realty Trust, Inc.	18,101	685,666

EPR Properties	14,100	824,145

Healthcare Trust of America, Inc. Class A	17,700	477,369

iStar, Inc. †	88,100	1,033,413

MFA Financial, Inc.	44,281	292,255

One Liberty Properties, Inc.	24,788	531,950

Piedmont Office Realty Trust, Inc. Class A	29,200	551,296

RAIT Financial Trust S	136,000	367,200

Rayonier, Inc. S	45,500	1,010,100

Summit Hotel Properties, Inc.	90,010	1,075,620

Two Harbors Investment Corp.	46,200	374,220

		9,701,102
Real estate management and development (0.6%)
RE/MAX Holdings, Inc. Class A	23,525	877,483

		877,483
Semiconductors and semiconductor equipment (3.3%)
Advanced Energy Industries, Inc. †	34,800	982,404

Cypress Semiconductor Corp. † S	87,216	855,589

FormFactor, Inc. †	124,200	1,117,800

Tower Semiconductor, Ltd. (Israel) † S	80,700	1,134,642

Xcerra Corp. †	126,700	766,535

		4,856,970
Software (1.9%)
AVG Technologies NV (Netherlands) †	44,933	900,907

Mentor Graphics Corp.	43,200	795,744

Xura, Inc. †	44,800	1,101,184

		2,797,835
Specialty retail (0.8%)
Abercrombie & Fitch Co. Class A	22,700	612,900

Express, Inc. †	37,600	649,728

		1,262,628

Putnam VT Small Cap Value Fund 7

COMMON STOCKS (89.8%)* cont.	Shares	Value

Technology hardware, storage, and peripherals (1.5%)
BancTec, Inc. 144A CVR † F	152,299	$—

Logitech International SA (Switzerland) S	58,000	874,060

QLogic Corp. †	70,700	862,540

Quantum Corp. † S	588,400	547,212

		2,283,812
Textiles, apparel, and luxury goods (0.5%)
Steven Madden, Ltd. † S	23,800	719,236

		719,236
Thrifts and mortgage finance (5.3%)
BofI Holding, Inc. † S	24,200	509,410

Flagstar Bancorp, Inc. †	47,900	1,106,969

HomeStreet, Inc. †	34,800	755,508

Meta Financial Group, Inc.	25,494	1,170,939

NMI Holdings, Inc. Class A †	101,400	686,478

Provident Financial Services, Inc.	62,100	1,251,315

Walker & Dunlop, Inc. †	16,621	478,851

Washington Federal, Inc.	42,200	1,005,626

WSFS Financial Corp.	27,000	873,719

		7,838,815

Total common stocks (cost $121,349,929)		$133,825,354

INVESTMENT COMPANIES (3.0%)*	Shares	Value

BlackRock Capital Investment Corp.	82,900	$779,260

Hercules Technology Growth Capital, Inc. S	66,879	815,255

Solar Capital, Ltd.	46,766	768,365

TCP Capital Corp. S	60,381	841,107

TICC Capital Corp.	59,687	362,897

TriplePoint Venture Growth BDC Corp.	73,410	877,984

Total investment companies (cost $4,795,389)		$4,444,868

SHORT-TERM INVESTMENTS (19.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.44% [d]	17,764,263	$17,764,263

Putnam Short Term Investment Fund 0.33% L	10,749,228	10,749,228

Total short-term investments (cost $28,513,491)		$28,513,491

Total investments (cost $154,658,809)		$166,783,713

Key to holding’s abbreviations

CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $149,030,961.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8 Putnam VT Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$11,419,722	$—	$—

Consumer staples	2,777,139	—	—

Energy	9,280,106	—	—

Financials	53,797,018	—	—

Health care	5,801,664	—	—

Industrials	17,866,575	—	—

Information technology	20,204,824	—	—**

Materials	4,813,978	—	—

Utilities	7,864,328	—	—

Total common stocks	133,825,354	—	—

Investment companies	4,444,868	—	—

Short-term investments	10,749,228	17,764,263	—

Totals by level	$149,019,450	$17,764,263	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 9

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value, including $17,031,667 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $126,145,318)	$138,270,222

Affi liated issuers (identified cost $28,513,491) (Notes 1 and 5)	28,513,491

Cash	75,890

Dividends, interest and other receivables	246,578

Receivable for shares of the fund sold	65,560

Receivable for investments sold	204,833

Total assets	167,376,574

Liabilities

Payable for investments purchased	234,617

Payable for shares of the fund repurchased	72,194

Payable for compensation of Manager (Note 2)	80,012

Payable for custodian fees (Note 2)	7,611

Payable for investor servicing fees (Note 2)	10,384

Payable for Trustee compensation and expenses (Note 2)	101,505

Payable for administrative services (Note 2)	1,147

Payable for distribution fees (Note 2)	20,803

Collateral on securities loaned, at value (Note 1)	17,764,263

Other accrued expenses	53,077

Total liabilities	18,345,613

Net assets	$149,030,961

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$120,990,169

Undistributed net investment income (Note 1)	1,730,952

Accumulated net realized gain on investments (Note 1)	14,184,936

Net unrealized appreciation of investments	12,124,904

Total — Representing net assets applicable to capital shares outstanding	$149,030,961

Computation of net asset value Class IA

Net assets	$52,593,235

Number of shares outstanding	3,715,468

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.16

Computation of net asset value Class IB

Net assets	$96,437,726

Number of shares outstanding	6,890,968

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.99

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Small Cap Value Fund

Statement of operations
Year ended 12/31/15

Investment income

Dividends (net of foreign tax of $19,255)	$3,281,296

Interest (including interest income of $12,696 from investments in affiliated issuers) (Note 5)	$12,881

Securities lending (Note 1)	145,243

Total investment income	3,439,420

Expenses

Compensation of Manager (Note 2)	1,040,090

Investor servicing fees (Note 2)	117,749

Custodian fees (Note 2)	19,524

Trustee compensation and expenses (Note 2)	11,055

Distribution fees (Note 2)	273,281

Administrative services (Note 2)	4,351

Other	86,848

Total expenses	1,552,898

Expense reduction (Note 2)	(15,075)

Net expenses	1,537,823

Net investment income	1,901,597

Net realized gain on investments (Notes 1 and 3)	14,967,625

Net unrealized depreciation of investments during the year	(23,156,257)

Net loss on investments	(8,188,632)

Net decrease in net assets resulting from operations	$(6,287,035)

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Decrease in net assets

Operations:

Net investment income	$1,901,597	$1,661,374

Net realized gain on investments	14,967,625	19,208,079

Net unrealized depreciation of investments	(23,156,257)	(14,591,076)

Net increase (decrease) in net assets resulting from operations	(6,287,035)	6,278,377

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(668,658)	(517,223)

Class IB	(944,758)	(644,037)

Net realized short-term gain on investments

Class IA	(1,250,100)	(4,651,731)

Class IB	(2,372,239)	(9,434,815)

From net realized long-term gain on investments

Class IA	(5,371,070)	(11,064,639)

Class IB	(10,192,353)	(22,441,713)

Increase (decrease) from capital share transactions (Note 4)	(7,844,071)	6,115,635

Total decrease in net assets	(34,930,284)	(36,360,146)

Net assets:

Beginning of year	183,961,245	220,321,391

End of year (including undistributed net investment income of $1,730,952 and $1,497,357, respectively)	$149,030,961	$183,961,245

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/15	$16.70	.20	(.74)	(.54)	(.18)	(1.82)	(2.00)	$14.16	(3.90)	$52,593.76		1.30	52

12/31/14	21.02	.17	.47	.64	(.16)	(4.80)	(4.96)	16.70	3.69	63,215.79		1.01	55

12/31/13	15.42	.12	5.93	6.05	(.19)	(.26)	(.45)	21.02	39.93	72,183.81		.65	59

12/31/12	13.18	.16	2.18	2.34	(.10)	—	(.10)	15.42	17.79	58,447.81		1.13	72

12/31/11	13.90	.09	(.71)	(.62)	(.10)	—	(.10)	13.18	(4.54)	58,788.78		.66	63

Class IB

12/31/15	$16.53	.16	(.74)	(.58)	(.14)	(1.82)	(1.96)	$13.99	(4.24)	$96,438	1.01	1.04	52

12/31/14	20.84	.13	.46	.59	(.10)	(4.80)	(4.90)	16.53	3.43	120,747	1.04	.76	55

12/31/13	15.29	.08	5.88	5.96	(.15)	(.26)	(.41)	20.84	39.61	148,138	1.06	.43	59

12/31/12	13.07	.13	2.15	2.28	(.06)	—	(.06)	15.29	17.49	164,774	1.06	.88	72

12/31/11	13.78	.05	(.69)	(.64)	(.07)	—	(.07)	13.07	(4.73)	166,495	1.03	.41	63

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Small Cap Value Fund

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of the stock may rise. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Value Index. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $17,764,263 and the value of securities loaned amounted to $17,046,952. Certain of these securities were

Putnam VT Small Cap Value Fund 13

sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $54,586 to decrease undistributed net investment income and $54,586 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$25,046,875
Unrealized depreciation	(13,560,831)

Net unrealized appreciation	11,486,044
Undistributed ordinary income	1,730,954
Undistributed long-term gain	14,760,455
Undistributed short-term gain	63,350

Cost for federal income tax purposes	$155,297,669

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 41.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$41,163
Class IB	76,586

Total	$117,749

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $15,075 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $97, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and

14 Putnam VT Small Cap Value Fund

expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$273,281

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$81,923,442	$107,687,395

U.S. government securities (Long-term)	—	—

Total	$81,923,442	$107,687,395

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and polices approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	297,758	$4,527,504	258,605	$4,412,217	299,639	$4,399,770	387,568	$6,336,094

Shares issued in connection with
reinvestment of distributions	484,696	7,289,828	998,990	16,233,593	906,668	13,509,350	2,018,657	32,520,565

	782,454	11,817,332	1,257,595	20,645,810	1,206,307	17,909,120	2,406,225	38,856,659

Shares repurchased	(851,272)	(13,004,366)	(906,807)	(15,697,660)	(1,620,636)	(24,566,157)	(2,210,626)	(37,689,174)

Net increase (decrease)	(68,818)	$(1,187,034)	350,788	$4,948,150	(414,329)	$(6,657,037)	195,599	$1,167,485

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$11,989,552	$46,115,176	$47,355,500	$12,696	$10,749,228

Total	$11,989,552	$46,115,176	$47,355,500	$12,696	$10,749,228

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $16,267,283 as a capital gain dividend with respect to the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 73.91% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Small Cap Value Fund 15

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

16 Putnam VT Small Cap Value Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Small Cap Value Fund 17

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders	H521
of Putnam VT Small Cap Value Fund.	VTAN069 298636 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$29,791	$ —	$4,090	$ —
December 31, 2014	$29,319	$ —	$4,002	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $746,683 and $566,067 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016